UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 26, 2011

Neurologix, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-13347	06-1582875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Bridge Plaza, Fort Lee, New Jersey 07024
 (Address of principal executive offices)

(201) 592-6451
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 26, 2011, Neurologix, Inc. (the “Company”), entered into a letter agreement (the “Letter Agreement”) with Matthew J. During, M.D., D.Sc. (“During”).  The Letter Agreement amends that certain Consulting Agreement, dated as of October 1, 1999, by and between the Company and During, as amended on October 8, 2003, April 30, 2004, June 27, 2006, October 1, 2007, October 3, 2008, August 31, 2009 and November 9, 2010 (as amended, the “Consulting Agreement”).  The Letter Agreement extends the term of the Consulting Agreement from September 30, 2011 to September 30, 2012.   Dr. During is one of the Company’s scientific co-founders and a member of its Scientific Advisory Board.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement dated September 26, 2011, by and between Neurologix, Inc. and Dr. Matthew J. During.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Date: September 27, 2011	By:	/s/ Marc L. Panoff
	Name:	Marc L. Panoff
	Title:	Chief Financial Officer, Secretary and Treasurer

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